AMENDMENT NO. 1 TO THE AMENDED AND
                          RESTATED CONSULTING AGREEMENT

     THIS AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CONSULTING AGREEMENT (the "Amendment"), made and entered into this 9th day of April, 2004 (the "Execution Date"), which is effective as of the 9th day of February, 2004 (the "Effective Date"), by and between Salvatore Russo, with his principal place of business at 403 East Main Street, Port Jefferson, New York 11777 (hereinafter referred to as "Consultant"), and PowerChannel, Inc., a Delaware corporation with its principal place of business at 16 North Main Street, Suite 39, New City, New York 10956 (hereinafter referred to as "Corporation").

                              W I T N E S S E T H:

     WHEREAS, the Corporation and SOS Resources Services, Inc., a corporation of which the Consultant is the sole officer, director and shareholder, entered into a Consulting Agreement effective the 24th day of November, 2003 (the "Initial Agreement");

     WHEREAS, the Corporation and the Consultant entered into an Amended and Restated Consulting Agreement effective as of the 20th day of January, 2004 (the "Restated Agreement") which restated and amended the Initial Agreement; and

     WHEREAS, the Corporation and the Consultant are desirous of amending the Restated Agreement so that it reflects the compensation paid to and received by the Consultant and to extend the Consulting Period of the Restated Agreement.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants of the parties herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, it is agreed that the following provisions are amended:

     1. Section 3 of the Restated Agreement is hereby superceded and replaced with the following:

          "3. COMPENSATION FOR THE CONSULTING ARRANGEMENT. As full consideration for the consulting services to be provided by Consultant during the term of this Agreement, the Corporation agrees to the following:

               3.1 The Corporation has issued the Consultant 750,000 shares of common stock of the Corporation, which such shares have not been registered pursuant to the Securities Act of 1933 and have the appropriate Rule 144 restrictive legends, and which have piggyback registration rights;

               3.2 The Corporation has issued an aggregate of 1,460,943 shares of common stock that have been registered with the Securities Exchange Commission on a Form S-8 Registration Statement;

               3.3 The  Corporation  has agreed to pay to the Consultant the sum

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          of  $202,000,  which  sum was paid or is to be paid to  Consultant  in consideration for the Consultant agreeing to extend the Term of Restated Agreement as set forth in Section 2 of this Amendment;

               3.4 The Corporation has granted the Consultant 1,200,000 options with a five (5) year term and such options have piggyback registration rights. The exercise price of the options is $.20 per share; and

               3.5 In addition to the foregoing, in consideration for the Consultant agreeing to extend the Term of Restated Agreement as set forth in Section 2 of this Amendment, the Corporation will grant the Consultant 2,000,000 options with a five (5) year term and such options have piggyback registration rights. The exercise price of the options is $1.00 per share"

     2. Section 4 of the Restated Agreement is hereby superceded and replaced with the following:

          "4. TERM OF CONSULTING ARRANGEMENT. The Consulting Arrangement shall begin effective as of November 24, 2003 and shall continue until November 24, 2005 (the "Consulting Period")

     3. Any terms not defined herein shall have the meaning as set forth in the Restated Agreement.

     IN WITNESS WHEREOF, Consultant has hereunto put his hand, and the Corporation has caused this instrument to be executed in its corporate name by its duly authorized officer, all as of the Execution Date, which shall be effective as of the Effective Date.




           CONSULTANT:                                 CORPORATION:

                                                       PowerChannel, Inc.

                                                       By:
        -------------------                            -------------------------
        Salvatore Russo                                Steven Lampert, CEO


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